SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


     Nevada                             88-0136443                     000-21640
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(State or other jurisdiction           (Commission              (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                           89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 8.01   OTHER EVENT

     On February 23, 2006, Station Casinos, Inc. issued a press release announcing it has agreed to issue $300 million of 6 5/8% senior subordinated notes due March 15, 2018. A copy of the press release is attached to this Current Report as Exhibit 99.1.


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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Station Casinos, Inc.


Date:    February 23, 2006              By:   /s/ Glenn C. Christenson
                                              ----------------------------------
                                              Glenn C. Christenson
                                              Executive Vice President,
                                              Chief Financial Officer,
                                              Chief Administrative Officer
                                              and Treasurer